ADVANCED SERIES TRUST

AST FI Pyramis® Quantitative Portfolio

Supplement dated October 16, 2014 to the

Currently Effective Prospectus

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) Prospectus and should be retained for future reference. The AST FI Pyramis® Quantitative Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus. Depending upon market, economic, and financial conditions as of October 20, 2014 and the ability of the Trust and the Portfolio’s subadviser to implement certain legal agreements, it may take several weeks to fully implement the revised investment strategy for the Portfolio. The change described herein is not expected to change the risk profile of the Portfolio.

AST FI Pyramis® Quantitative Portfolio: New Investment Strategy.

Effective October 20, 2014, the Portfolio will modify the Emerging Markets Equity strategy. The modification to the Emerging Markets Equity strategy will not change the Portfolio’s allocation of assets among its thirteen specialized investment strategies.

To reflect this modification, the Prospectus is hereby revised as follows:

I.	The paragraph labeled “7. Emerging Markets Equity” in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST FI PYRAMIS® QUANTITATIVE PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the following:

7. Emerging Markets Equity: Seeks to provide excess returns relative to the MSCI Emerging Markets® Index (Net) while maintaining similar fundamental characteristics. The discipline is an innovative investment approach that capitalizes on the subadviser’s fundamental research by combining stock selection with quantitative risk control.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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